Books-A-Million, Inc.
                Form of Letter Regarding the 2005 Bonus Program

                                 August 16, 2005

[Name] [Address 1] [Address 2]

Dear [Name]:

     This letter is to confirm your compensation for the year ending January 28, 2006. Your annual salary will be $____________ and your maximum bonus payout will be ___% of your salary. You are eligible to receive additional amounts for the earnings portion of your bonus if the Company earnings exceed certain levels (see chart below), however your total bonus potential is still capped at ___% of your base salary. Bonuses will be paid out based upon the company meeting certain pre-tax earnings goals as well as meeting personal goals.

     The earnings portions of your bonus will be based on the chart below. The Company must earn $XX,XXX,XXX in pre-tax earnings for you to receive 100% of your bonus related to company earnings performance. In addition, if the company does not meet pre-tax earnings of $X,XXX,XXX no portion of bonuses will be paid, including your personal goals bonus.

     To be eligible for any bonus payout, you must be employed by the company through the annual financial statement audit (approximately March 17, 2006). Payments will be based on audited financial statements. Your employment with Books-A-Million is not for any definite duration, and can be terminated at any time by you or the company.

Salary                                                 $     XXXXXX
Maximum Bonus %                                                 xx%
Maximum Bonus                                          $     XXXXXX
Personal Goals %                               xx%     $     XXXXXX
Company Performance %                          xx%     $     XXXXXX

Company Performance Bonus Goal
                                                Bonus Payment of
Pre-Tax Earnings        Bonus Payout %            Company Goals
----------------        --------------          ----------------
    XXXXXXXX                xx.x%                   XXXXXXXX
    XXXXXXXX                xx.x%                   XXXXXXXX
    XXXXXXXX                xx.x%                   XXXXXXXX
    XXXXXXXX                xx.x%                   XXXXXXXX
    XXXXXXXX                xx.x%                   XXXXXXXX






Personal Performance Bonus Goals

                                                Bonus Payout
       #                Description            Personal Goals
--------------         -------------           --------------
       1                 XXXXXXXX                 XXXXXXXX
       2                 XXXXXXXX                 XXXXXXXX
       3                 XXXXXXXX                 XXXXXXXX

                          Total:                  XXXXXXXX

                          Capped at               XXXXXXXX


     Your hard work and dedication over the past year is greatly appreciated. We are all striving to achieve the best results for the company and are thankful for your past and future contributions to the company's success.

                                                          Sincerely,

                                        ----------------------------
                                        Name                    Date
                                        Title




     I, __________________________, hereby understand and willingly accept the terms and conditions for this bonus program for FY 2006. I will strive to achieve all objectives set forth as conditions of employment at Books-A-Million.

                                        ----------------------------
                                        Name                    Date